UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2012

BERRY PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Broadway, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 999-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     ENTRY INTO A MATERIAL DEFINITVE CONTRACT

On July 30, 2012, Berry Petroleum Company (the Company) executed an amendment to its crude oil purchase contract with ExxonMobil Oil Corporation for the sale of the Company's crude oil production from its California properties other than Placerita and Poso Creek. The amendment is effective on July 30, 2012 and extends the terms of the crude oil purchase contract, as amended by the amendment, until August 31, 2014. A copy of the amended crude oil purchase contract, redacted to delete commercially sensitive information, will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the fiscal quarter ending September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY

	By:	/s/ Davis O O’Connor
Davis O O’Connor
Corporate Secretary

Date: August 2, 2012